UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2010

HARDINGE INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-15760 (Commission File Number)	16-0470200 (I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, New York 14902-1507

Address of principal executive offices) (Zip Code)

(607) 734-2281

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

On February 17, 2010, the Board of Directors of Hardinge Inc. (the “Company”), a New York corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share.  The dividend is payable on March 1, 2010 to the stockholders of record on March 1, 2010.

In connection with the distribution of Rights, the Company entered into a Rights Agreement with Computershare Trust Company, N.A., as the Rights Agent, dated February 18, 2010 (the “Rights Agreement”).  The Board of Directors has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics.  In general terms, it works by imposing a significant penalty upon any person or group which acquires 20% or more of the outstanding common stock of the Company without the approval of the Board of Directors.  The Rights Agreement should not interfere with any merger or other business combination approved by the Board of Directors.

A summary of the terms of the Rights Agreement follows.  This description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed as an exhibit to this Form 8-K.  A copy of the agreement is available free of charge from the Company.

The Rights.  The Rights will initially trade with, and will be inseparable from, the common stock.  The Rights are evidenced only by certificates that represent shares of common stock.  New Rights will accompany any new shares of common stock the Company issues after March 1, 2010 until the Distribution Date described below.

Exercise Price.  Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series B Preferred Stock (a “Preferred Share”) for $35.00 (the “Exercise Price”), once the Rights become exercisable.  This portion of a Preferred Share will give the stockholder approximately the same dividend, voting, and liquidation rights as would one share of common stock.  Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability.  The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of the outstanding common stock.

The date when the Rights become exercisable is the “Distribution Date.”  Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights.  After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that the

Company will mail to all eligible holders of common stock.  Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•                  Flip In.  If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $35.00, purchase shares of the Company common stock with a market value of $70.00, based on the market price of the common stock prior to such acquisition.

•                  Flip Over.  If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $35.00, purchase shares of the acquiring corporation with a market value of $70.00, based on the market price of the acquiring corporation’s stock prior to such transaction.

Preferred Share Provisions.

Each one one-hundredth of a Preferred Share, if issued:

•                  will not be redeemable.

•                  will entitle its holder to quarterly dividend payments of $.01, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•                  will entitle its holder upon liquidation either to receive $1 or an amount equal to the payment made on one share of common stock, whichever is greater.

•                  will have the same voting power as one share of common stock.

•                  if shares of the common stock of the Company are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration.  The Rights will expire on March 1, 2011.

Redemption.  The Board of Directors may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person.  If the Board redeems any Rights, it must redeem all of the Rights.  Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.01 per Right.  The redemption price will be adjusted if the Company has a stock split or stock dividends of its common stock.

Exchange.  After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding common stock of the Company, the Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions.  The Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock.  No adjustments to the Exercise Price of less than 1% will be made.

Amendments.  The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights.  After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights.

The Rights Agreement, dated as of February 18, 2010, between the Company and Computershare Trust Company, N.A., as Rights Agent, specifying the terms of the Rights is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  The foregoing description of the Rights is qualified in its entirety by reference to such exhibit.

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the foregoing, the Company filed on February 19, 2010 a Certificate of Amendment with the Department of State of the State of New York for the purpose of amending its Restated Certificate of Incorporation (the “Certificate of Incorporation”) in order to establish the designation, number, relative rights, preferences and limitations of the Series B Preferred Stock (the “Certificate of Amendment”).  The Certificate of Amendment also eliminated from the Certificate of Incorporation the provisions thereof in respect of the Series A Preferred Stock, of which no shares are outstanding.  The Certificate of Amendment became effective upon its filing with the Department of State of the State of New York.  The Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.  The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to such exhibit.

Item 9.01.                                        Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(d)                                 Exhibits.                                                 The following exhibits are filed as part of this report:

3.1                                                                                 Restated Certificate of Incorporation of the Company.  (Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q filed on August 14, 1995)

3.2                                                                                 Certificate of Amendment of the Restated Certificate of Incorporation of the Company

4.1                                                                                   Rights Agreement, dated as of February 18, 2010, between Hardinge Inc. and Computershare Trust Company, N.A., which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2010

HARDINGE INC.

	By:	/s/ Edward J. Gaio
		Name:	Edward J. Gaio
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Restated Certificate of Incorporation of the Company. (Incorporated by reference to Exhibit 4.1 to the Company’s Form 10-Q filed on August 14, 1995)

3.2	Certificate of Amendment of the Restated Certificate of Incorporation of the Company

4.1

Rights Agreement, dated as of February 18, 2010, between Hardinge Inc. and Computershare Trust Company, N.A., which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C